Dreyfus
General California
Municipal Money
Market Fund
Annual Report

November 30, 1997

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for General California Municipal Money Market Fund. Kindly take note that the fiscal year of the Fund has been changed to conform with the reporting periods for other money market funds in the General series. Accordingly, this annual report covers the period since August 1, 1997 through the new fiscal year-end date, November 30, 1997.

   For that period of time, your Fund's performance is as shown in the following chart:

                                                                                            Annualized
                                                             Annualized Yield            Effective Yield*
                                                             ----------------             ---------------
        Class A Shares................................             2.96%                       3.00%
        Class B Shares................................             2.57%                       2.60%

Money Market Overview

   The U.S. economy continued to grow solidly during recent months, although there were signs of a slowdown ahead as the period drew to a close. Growth in the Gross Domestic Product (GDP) remained strong during the second quarter of 1997, at 3.3%, and fall data seemed to indicate more of the same for the third quarter. Construction of new homes and apartments unexpectedly rose in October, while retailing results improved and product orders stayed strong. Job gains were also healthy, and the unemployment rate dipped to a 24-year low. Weakness began to emerge, however, with a sharp widening in the September trade gap, probably representing the first sign that Asia's financial turmoil is slowing U.S. growth. Recent orders for big-ticket durables also suggested some economic deceleration, as did a drop in November's National Association of Purchasing Manager's factory index, which has declined three of the last four months.

   Although strong economic growth and tightening employment conditions have kept market participants on edge about the potential for rising inflation, the actual inflation picture has improved. The highly reliable, broadly based core GDP chain weight price index was up only 1.6% over the past four quarters, and has been demonstrating a clear decelerating trend. In fact, the Federal Reserve Board's Open Market Committee left the Federal Funds target rate unchanged at its November meeting, and has not raised it since last March. Short-term rates have responded accordingly and remained in a trading range throughout most of the period.

Market Environment/Portfolio Focus

   While the Federal Reserve Board remained quiet over the summer months, market technicals (i.e. supply/demand) played a major role in the short-term municipal market. Supply of one-year notes dissipated as many securities matured in late June and July. This increase in investable assets marketwide placed temporary downward pressure on yields. In the weeks to follow, issuers returned to the market with their summer financings alleviating the supply and demand imbalance. During this period, your Fund selectively purchased high-quality California tax-exempt notes which allowed your Fund to diversify and extend its average maturity. Since that time, the market for one-year paper has remained in a trading range. With the relatively flat yield curve environment that existed, we did not need to extend your Fund's average maturity significantly in order to capture and lock in attractive rates.

   As year-end approaches, we expect to see a temporary rise in short-term rates as a result of corporate "window dressing." In addition, dealers generally price securities at attractive levels in order to keep their year-end inventory to a minimum. This situation tends to reverse itself in early January as investors return to the marketplace and demand for available supply increases. As a result, over year-end we expect to see some volatility in short-term yields but then the market should stabilize. During this period, we will attempt to minimize the volatility in rates for your Fund by purchasing commercial paper which matures beyond January. As always, all new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope you find them informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.

                                       Very truly yours,

                                    [GRAPHIC OMITTED]

                                       Richard J. Moynihan
                                       Director, Municipal Portfolio Management
                                       The Dreyfus Corporation

December 18, 1997
New York, N.Y.

* Annualized effective yield takes into account the effect of compounding and is based upon dividends declared daily and reinvested monthly.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Investments                                    November 30, 1997

                                                                                           Principal
Tax Exempt Investments--100.0%                                                               Amount             Value
--------------------------------------------------------------------------------         --------------       --------
California--93.2%
Anaheim Housing Authority, MFHR, VRDN, Refunding (Villas at Anaheim Hill)
   3.95% (LOC; National Bank of Canada) (a,b)..................................             $  8,850,000     $  8,850,000
California Health Facilities Finance Authority, Revenue, VRDN:
   (Catholic Health Care)
      3.75%, Series D (Insured; MBIA and Liquidity Facility; Rabobank Nederland) (a)          10,400,000       10,400,000
   Refunding (Catholic West)
      3.75%, Series D (Insured; MBIA and Liquidity Facility; Rabobank Nederland) (a)           9,500,000        9,500,000
California Housing Finance Agency:
   Home Mortgage Revenue
      3.95%, Series J, 8/3/98 (Insured; FGIC)..................................               14,000,000       14,000,000
   Single Family Mortgage Purchase
      3.70%, Series B, 4/1/98 (LOC; Morgan Stanley and Co.) (b)................                5,255,000        5,255,000
California Pollution Control Financing Authority:
   PCR, Refunding
      (Pacific Gas and Electric):
         CP 3.70%, Series D, 12/18/97..........................................                6,000,000        6,000,000
         VRDN:
            3.80%, Series A (LOC; Swiss Bank Corp.) (a,b)......................               10,000,000       10,000,000
            3.80%, Series B (LOC; Rabobank Nederland) (a,b)....................                5,000,000        5,000,000
   VRDN:
      RRR, Refunding:
         (Ultra Power Malaga Project)
            3.65%, Series A (LOC; Bank of America) (a,b).......................                5,800,000        5,800,000
         (Ultra Power Rocklin Project)
            3.65%, Series A (LOC; Bank of America) (a,b).......................                2,300,000        2,300,000
      SWDR (Colmac Energy Project) 3.60%, Series A (LOC; Swiss Bank Corp.) (a,b)               6,500,000        6,500,000
California School Cash Reserve Program Authority, Notes
   4.75%, Series A, 7/2/98 (Insured; AMBAC)....................................               14,000,000       14,070,751
California Statewide Community Development Authority:
   Revenue 4.50%, Series A, 6/30/98 (Insured; FSA and LOC; California Statewide) (b)          10,000,000       10,038,954
   VRDN:
      Apartment Development Revenue, Refunding
         3.80%, Series A-7 (Corp. Guaranty; FNMA) (a)..........................                6,500,000        6,500,000
      Multi-Family Revenue (Canyon Creek Apartments)
         3.90%, Series C (Corp. Guaranty; FNMA) (a)............................               11,800,000       11,800,000
State of California:
   CP:
      3.75%, 12/10/97 (Liquidity Facility: Bayerische Landesbank, Credit Suisse,
         Landesbank Hessen, Morgan Guaranty Trust Co. and Westdeutsche Landesbank)             7,000,000        7,000,000
      3.75%, 12/22/97 (Liquidity Facility: Bayerische Landesbank, Credit Suisse,
         Landesbank Hessen, Morgan Guaranty Trust Co. and Westdeutsche Landesbank)            11,600,000       11,600,000
   RAN 4.50%, 6/30/98..........................................................               13,200,000       13,252,734

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         November 30, 1997

                                                                                           Principal
Tax Exempt Investments (continued)                                                          Amount             Value
--------------------------------------------------------------------------------         --------------       --------
California (continued)
City of Camarillo, MFHR, VRDN (Heritage Park)
   3.80%, Series A (Corp. Guaranty; FNMA) (a)..................................             $  6,800,000     $  6,800,000
Chula Vista, IDR, Refunding, VRDN (San Diego Gas and Electric)
   4.15%, Series B (Corp Guaranty; San Diego Gas and Electric) (a).............                5,000,000        5,000,000
City of Clovis, MFHR, VRDN (Flower Place Apartments Project)
   3.85% (LOC; Wells Fargo Bank) (a,b).........................................                7,400,000        7,400,000
Fresno, MFHR, Refunding, VRDN (Heron Pointe Apartments)
   3.75%, (LOC; The Bank of New York) (a,b)....................................                5,200,000        5,200,000
Golden Empire Schools Financing Authority, Refunding, VRDN (Kern High School District)
   3.95%, (LOC; Canadian Imperial Bank of Commerce and National Westminster Bank) (a,b)        7,200,000        7,200,000
City of Hayward Housing Authority, Multi-Family Revenue, Refunding, VRDN
   (Barrington Hills) 3.80%, Series A (Corp. Guaranty; FNMA) (a)...............               13,550,000       13,550,000
Huntington Beach, MFHR, VRDN (Five Points Seniors Project)
   3.85%, Series A (LOC; Wells Fargo Bank) (a,b)...............................                3,100,000        3,100,000
Irvine Improvement Bond Act 1915, Assessment District #94-15, VRDN
   3.80% (LOC; Dai-Ichi Kangyo Bank) (a,b).....................................                3,000,000        3,000,000
Irwindale, IDR, VRDN (Toys "R" Us Inc. Project) 4.075% (LOC; Bankers Trust Co.) (a,b)          3,000,000        3,000,000
Los Angeles, MFHR, VRDN:
   (Beverly Park Apartments) 3.85%, Series A (LOC; Chase Manhattan Bank) (a,b).                9,600,000        9,600,000
   (Loans To Lender Program):
      3.65%, Series A (LOC; Federal Home Loan Banks) (a,b).....................                2,100,000        2,100,000
      3.65%, Series B (LOC; Federal Home Loan Banks) (a,b).....................                7,500,000        7,500,000
   (Lucas Studios Project) 3.95%, Series D (LOC; Bank of America) (a,b)........                3,655,000        3,655,000
   (Oakwood Apartments) 4.30%, Series B (LOC; Sumitomo Bank) (a,b).............               14,355,000       14,355,000
Los Angeles County, TRAN 4.50%, Series A, 6/30/98..............................               10,000,000       10,036,171
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue, Refunding
   VRDN 3.65%, Series A (Insured; MBIA and Liquidity Facility; Credit Locale de France) (a)   26,100,000       26,100,000
Los Angeles County Transportation Commission, Sales Tax Revenue, Refunding
   VRDN 3.55%, Series A (Insured; FGIC and Liquidity Facility; Bayerische Landesbank) (a)      5,000,000        5,000,000
Metropolitan Water District, Water Works Revenue, Refunding, VRDN
   3.65%, Series A (Insured; AMBAC and LOC; ABN-Amro Bank) (a,b)...............               10,200,000       10,200,000
Oakland Unified School District, TRAN 4.25%, 10/28/98..........................                9,000,000        9,031,427
Olcese Water District, COP, CP (Rio Bravo Water Delivery System Program)
   3.85%, Series A, 12/19/97 (LOC; Sumitomo Bank) (b)..........................                8,800,000        8,800,000
Ontario Redevelopment Agency, Revenue, VRDN (Mission Oaks)
   4.10%, Series A (LOC; Union Bank of California) (a,b).......................                5,770,000        5,770,000
San Diego County, TRAN 4.50%, 9/30/98 (LOC; Bank of Nova Scotia,
   Canadian Imperial Bank of Commerce and Commerz Bank) (b)....................                7,000,000        7,038,949
San Francisco City and County Redevelopment Agency, Multi-Family Revenue, VRDN
   (Bayside Village Project) 3.95%, Series B (LOC; Industrial Bank of Japan) (a,b)             4,500,000        4,500,000
San Jose, MFHR, VRDN (Sienna at Renaissance)
   3.95%, Series A (LOC; Bank One of Arizona) (a,b)............................                5,000,000        5,000,000

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Investments (continued)                         November 30, 1997

                                                                                           Principal
Tax Exempt Investments (continued)                                                          Amount             Value
--------------------------------------------------------------------------------         --------------       --------
U.S. Related--6.8%
Commonwealth of Puerto Rico, TRAN 4.50%, Series A, 7/30/98.....................             $  5,000,000     $  5,024,050
Commonwealth of Puerto Rico Government Development Bank:
   CP:
      3.85%, 12/4/97...........................................................               10,000,000       10,000,000
      3.60%, 12/11/97..........................................................                7,000,000        7,000,000
   Refunding, VRDN 3.80% (LOC; Credit Suisse) (a,b)............................                3,000,000        3,000,000
                                                                                                             ------------

TOTAL INVESTMENTS (cost $365,828,036)..........................................                              $365,828,036
                                                                                                             ============

Summary of Abbreviations
-----------------------------------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MFHR       Multi-Family Housing Revenue
COP        Certificate of Participation                     PCR        Pollution ControlRevenue
CP         Commercial Paper                                 RAN        Revenue Anticipation Notes
FGIC       Financial Guaranty Insurance Corporation         RRR        Resources Recovery Revenue
FNMA       Federal National Mortgage Association            SWDR       Solid Waste Disposal Revenue
FSA        Financial Security Assurance                     TRAN       Tax and Revenue Anticipation Notes
IDR        Industrial Development Revenue                   VRDN       Variable Rate Demand Notes
LOC        Letter of Credit
MBIA       Municipal Bond Investors Assurance
               Insurance Corporation

Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------------------------------------
Fitch (c)          or          Moody's            or           Standard & Poor's         Percentage of Value
F1+/F1                         VMIG1/MIG1, P1 (d)              SP1+/SP1, A1+/A1 (d)              90.5%
AAA/AA (e)                     Aaa/Aa (e)                      AAA/AA (e)                         2.1
Not Rated (f)                  Not Rated (f)                   Not Rated (f)                      7.4
                                                                                                -----
                                                                                                100.0%
                                                                                                =====

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At November 30, 1997, 42.4% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks, government agencies and brokerage firms.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
(e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
(f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
(g) At November 30, 1997, the Fund had $134,935,000 (37.1%) invested in securities whose payment of principal and interest is dependent upon revenues generated from housing projects.

                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Assets and Liabilities                          November 30, 1997


                                                                                                   Cost            Value
                                                                                               -------------    -------------
ASSETS:                       Investments in securities--See Statement of Investments         $365,828,036      $365,828,036
                              Cash.............................................                                      507,123
                              Interest receivable..............................                                    2,715,473
                                                                                                                ------------
                                                                                                                 369,050,632
                                                                                                                ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                      189,129
                              Payable for investment securities purchased......                                    5,024,050
                              Accrued expenses and other liabilities...........                                       66,756
                                                                                                                ------------
                                                                                                                   5,279,935
                                                                                                                ------------

NET ASSETS.....................................................................                                 $363,770,697
                                                                                                                ============

REPRESENTED BY:               Paid-in capital..................................                                 $363,965,939
                              Accumulated net realized gain (loss) on investments                                   (195,242)
                                                                                                                ------------
NET ASSETS.....................................................................                                 $363,770,697
                                                                                                                ============

                            NET ASSET VALUE PER SHARE
                            -------------------------
                                                                                                  Class A         Class B
                                                                                               -------------    -------------
Net Assets.....................................................................                 $361,102,029      $2,668,668
Shares Outstanding.............................................................                  361,297,225       2,668,714

NET ASSET VALUE PER SHARE......................................................                        $1.00           $1.00
                                                                                                       =====           =====


                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Operations

                                                                                     Four Months Ended     Year Ended
                                                                                     November 30, 1997*   July 31, 1997
                                                                                     ------------------   -------------
INVESTMENT INCOME
INCOME                        Interest Income................................             $4,556,148       $13,031,545
                                                                                          ----------       -----------


EXPENSES:                     Management fee--Note 2(a).......................           $   620,429       $ 1,836,034
                              Shareholder servicing costs--Note 2(c)..........               199,986           338,290
                              Professional fees..............................                 17,820            57,466
                              Custodian fees.................................                 12,944            38,866
                              Registration fees..............................                 11,232            23,702
                              Trustees' fees and expenses--Note 2(d)..........                 8,180            26,408
                              Prospectus and shareholders' reports...........                  4,816             9,865
                              Distribution fees (Class B)--Note 2(b)..........                 1,747             7,812
                              Miscellaneous..................................                  2,889            15,690
                                                                                          ----------       -----------
                                   Total Expenses............................                880,043         2,354,133
                              Less--reduction in shareholder servicing costs
                                due to undertaking--Note 2(a).................                (1,139)           (2,734)
                                                                                          ----------       -----------
                                   Net Expenses..............................                878,904         2,351,399
                                                                                          ----------       -----------


INVESTMENT INCOME--NET........................................................             3,677,244        10,680,146


NET REALIZED GAIN (LOSS) ON INVESTMENTS--Note 1(b)............................                (1,369)          (20,200)
                                                                                          ----------       -----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........................              $3,675,875        $10,659,946
                                                                                           ==========        ===========

--------------------
* The Fund has changed its fiscal year from July 31 to November 30.

                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                               Four Months Ended      Year Ended         Year Ended
                                                               November 30, 1997*    July 31, 1997      July 31, 1996
                                                               ------------------    -------------      -------------
  OPERATIONS:
  Investment income--net...................................      $    3,677,244      $  10,680,146     $    12,788,844
  Net realized gain (loss) on investments.................               (1,369)           (20,200)            (25,274)
                                                                   ------------       ------------     ---------------
      Net Increase (Decrease) in Net Assets Resulting
        from Operations...................................            3,675,875         10,659,946          12,763,570
                                                                   ------------       ------------     ---------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares........................................           (3,654,371)       (10,581,881)        (12,784,667)
    Class B shares........................................              (22,873)           (98,265)             (4,177)
                                                                   ------------       ------------     ---------------
          Total Dividends.................................           (3,677,244)       (10,680,146)         12,788,844)
                                                                   ------------       ------------     ---------------

BENEFICIAL INTEREST STOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold:
    Class A shares........................................          342,614,076        761,467,719       1,393,367,866
    Class B shares........................................            5,520,599          4,607,293           5,485,204
  Dividends reinvested:
    Class A shares........................................            3,367,363          9,436,692          11,495,460
    Class B shares........................................               22,219             98,257               4,177
  Cost of shares redeemed:
    Class A shares........................................         (312,104,246)      (833,812,984)     (1,478,086,875)
    Class B shares........................................           (3,802,463)        (9,251,959)            (14,611)
                                                                   ------------       ------------     ---------------
      Increase (Decrease) in Net Assets from
        Beneficial Interest Transactions..................           35,617,548         (67,454,982)       (67,748,779)
                                                                   ------------       ------------     ---------------
          Total Increase (Decrease) in Net Assets.........           35,616,179         (67,475,182)       (67,774,053)

NET ASSETS:
  Beginning of Period.....................................          328,154,518        395,629,700         463,403,753
                                                                   ------------       ------------     ---------------
  End of Period...........................................         $363,770,697       $328,154,518     $   395,629,700
                                                                   ============       ============      ==============

-------------------
* The Fund has changed its fiscal year end from July 31 to November 30.

                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                      Class A Shares
                                          --------------------------------------------------------------------------
                                                                             Year Ended July 31,
                                           Four Months Ended      --------------------------------------------------
PER SHARE DATA:                            November 30, 1997(1)     1997       1996       1995       1994       1993
                                           -------------------     -----      -----      -----      -----      -----
   Net asset value, beginning of period.            $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
                                                    -----          -----      -----      -----      -----      -----
   Investment Operations:
   Investment income--net................            .010           .029       .029       .031       .023       .024
                                                    -----          -----      -----      -----      -----      -----
   Distributions:
   Dividends from investment income--net.           (.010)         (.029)     (.029)     (.031)     (.023)     (.024)
                                                    -----          -----      -----      -----      -----      -----
   Net asset value, end of period.......            $1.00          $1.00      $1.00      $1.00      $1.00      $1.00
                                                    =====          =====      =====      =====      =====      =====
TOTAL INVESTMENT RETURN.................             2.96%(2)       2.95%      2.94%      3.14%      2.27%      2.46%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets            .70%(2)        .64%       .65%       .52%       .33%       .33%
   Ratio of net investment income
      to average net assets.............             2.97%(2)       2.91%      2.91%      3.07%      2.24%      2.43%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager               --             --         --        .11%       .28%       .30%
   Net Assets, end of period (000's omitted)     $361,102       $327,226   $390,155   $463,404   $699,105   $608,534

---------------
(1) The Fund has changed its fiscal year from July 31 to November 30.
(2) Annualized.

                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                               Class B Shares
                                                                 -------------------------------------------------
                                                                  Four Months Ended           Year Ended July 31,
                                                                                            ----------------------
PER SHARE DATA:                                                  November 30, 1997(1)         1997         1996(2)
                                                                 --------------------       ------        ------
   Net asset value, beginning of period..............                     $1.00               $1.00          $1.00
                                                                          -----               -----          -----
   Investment Operations:
   Investment income--net.............................                     .009                .026           .025
                                                                          -----               -----          -----
   Distributions:
   Dividends from investment income--net..............                    (.009)              (.026)         (.025)
                                                                          -----               -----          -----
   Net asset value, end of period....................                     $1.00               $1.00          $1.00
                                                                          =====               =====          =====
TOTAL INVESTMENT RETURN..............................                      2.57%(3)            2.61%          2.56%
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...........                      1.00%(3)            1.00%          1.00%
   Ratio of net investment income
      to average net assets..........................                      2.62%(3)            2.52%          2.45%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager.............                       .13%(3)             .07%           .08%
   Net Assets, end of period (000's omitted).........                    $2,669                $928         $5,475

-------------
(1) The Fund has changed its fiscal year from July 31 to November 30.
(2) From August 1, 1995 (commencement of initial offering) to July 31, 1996.
(3) Annualized.


                      See notes to financial statements.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   General California Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California income taxes to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

   Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A and Class B. Class A shares and Class B shares are identical except for the services offered to and the expenses borne by each class and certain voting rights. Class B shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the Act and, in addition, Class B shares are charged directly for sub-accounting services provided by Service Agents (a securities dealer, financial institution or other industry professional) at an annual rate of .05% of the value of the average daily net assets of Class B shares.

   It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   The Fund has changed its fiscal year end from July 31 to November 30.

   (a) Portfolio valuation: Investments in securities are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

   The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

   (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income--net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   The Fund has an unused capital loss carryover of approximately $195,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $8,200 of the carryover expires in fiscal 2001, $113,800 expires in fiscal 2002, $33,000 expires in fiscal 2003, $19,000 expires in fiscal 2004 and $21,000 expires in fiscal 2005.

   At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTE 2--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the periods ended July 31, 1997 and November 30, 1997, there were no expense reimbursements pursuant to the Agreement.

   (b) Under the Distribution Plan with respect to Class B ("Class B Distribution Plan"), adopted pursuant to Rule 12b-1 under the Act, the Fund directly bears the cost of preparing, printing and distributing prospectuses and statements of additional information and of implementing and operating the Class B Distribution Plan. In addition, the Fund reimburses the Distributor for payments made to third parties for distributing the Fund's Class B shares at an aggregate annual rate of .20 of 1% of the value of the average daily net assets of Class B. During the periods ended July 31, 1997 and November 30, 1997, the Fund was charged $7,812 and $1,747, respectively, pursuant to the Class B Distribution Plan.

   (c) Under the Fund's Shareholder Services Plan with respect to Class A ("Class A Shareholder Services Plan"), the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net of assets of Class A for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the periods ended July 31, 1997 and November 30, 1997, the Fund was charged $217,509 and $149,000, respectively, pursuant to the Class A Shareholder Services Plan.

   Under the Shareholder Services Plan with respect to Class B ("Class B Shareholder Services Plan"), the Fund pays the Distributor, at an annual rate of
 .25 of 1% of the value of the average daily net assets of Class B shares for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of their services. The Distributor determines the amounts to be paid to Service Agents.

   The Manager has undertaken through March 31, 1998, that if the aggregate expenses of Class B of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed .80% of 1% of the value of the average daily net assets of Class B, the Manager will reimburse the expenses of the Fund under the Shareholder Services Plan relating to Class B to the extent of any excess expense and up to the full fee payable under such Plan. During the

General California Municipal Money Market Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

periods ended July 31, 1997 and November 30, 1997, the Fund was charged $11,719 and $2,620, respectively, pursuant to the Class B Shareholder Services Plan, of which $2,734 and $1,139, respectively, was reimbursed by the Manager.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the periods ended July 31, 1997 and November 30, 1997, the Fund was charged $114,834 and $33,644, respectively, pursuant to the transfer agency agreement.

   (d) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
General California Municipal Money Market Fund

   We have audited the accompanying statement of assets and liabilities of General California Municipal Money Market Fund, including the statement of investments, as of November 30, 1997, and the related statements of operations for each of the two years in the period then ended, the statements of changes in net assets for each of the three years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General California Municipal Money Market Fund at November 30, 1997, and the results of its operations for each of the two years in the period then ended, the changes in its net assets for each of the three years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                              [GRAPHIC OMITTED]
                                              Ernst & Young LLP

New York, New York
January 8, 1998

General California Municipal Money Market Fund
------------------------------------------------------------------------------
Important Tax Information (Unaudited)

   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are California residents, California personal income taxes).

General California
Municipal Money Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 WashingtonStreet
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                 573/699AR9711